UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. 1 )

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☒           Definitive Proxy Statement

☐           Definitive Additional Materials

☐           Soliciting Material Under Rule 14a-12

COHEN & STEERS REIT AND UTILITY INCOME FUND, INC.
(Name of Registrant as Specified in Its Charter)

WESTERN INVESTMENT LLC
WESTERN INVESTMENT HEDGED PARTNERS L.P.
WESTERN INVESTMENT ACTIVISM PARTNERS LLC
WESTERN INVESTMENT TOTAL RETURN PARTNERS L.P.
WESTERN INVESTMENT TOTAL RETURN FUND LTD.
ARTHUR D. LIPSON
WILLIAM J. ROBERTS
MATTHEW S. CROUSE
LYNN D. SCHULTZ

(Name of Persons(s) Filing Proxy Statement, if Other Than the Registrant)

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WESTERN INVESTMENT LLC

March 6, 2008

Dear Fellow Stockholder:

Western Investment LLC (“Western”) together with our fellow participants in this solicitation is the largest investor in Cohen & Steers Select Utility Fund, Inc. (“UTF” or the “Fund”).  We write to you regarding the annual meeting of stockholders scheduled to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 1, 2008 at 10:00 a.m. New York City time.  Western believes that the current board of directors of UTF (the “Board”) has failed to act in your best interests.  Western is therefore seeking your support at the annual meeting of stockholders for the following purposes:

1.
To elect Western’s slate of nominees to the Board, including the Class III director entitled to be elected solely by holders of UTF’s Auction Market Preferred Shares, each to hold office until the 2011 annual meeting of the Fund’s stockholders and until their successors are elected and qualify;

2.	To consider and vote upon adjournment of the annual meeting, if proposed; and

3.
To consider and vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.  UTF has been informed that a stockholder intends to submit to the Annual Meeting the proposal discussed under “Other Matters” in the attached proxy statement.

Western is seeking representation on the Board, not control of the Fund. Western believes that significant stockholder representation is necessary to preserve and protect the value of your investment and to oversee its management for your benefit. If elected, Western’s nominees will hold only 3 out of 9 seats on the Board, but we believe that their presence and engaged advocacy will advance the interests of all stockholders. Western urges you to carefully consider the information contained in the attached proxy statement and then support its efforts by voting your shares today by signing, dating and returning today the enclosed GREEN proxy card in the postage paid envelope provided. The attached proxy statement and GREEN proxy card are first being furnished to the stockholders on or about March 6, 2008.

If you have already sent a proxy card furnished by UTF’s management to UTF, you have every right to change your vote by signing, dating and returning today the enclosed GREEN proxy card in the postage paid envelope provided. Only your latest dated proxy card counts!

If you have any questions or require assistance voting your shares, please contact Innisfree M&A Incorporated, who is assisting us, at their address and toll-free number listed on the following page.

Thank you for your support,

/s/ Arthur D. Lipson
Arthur D. Lipson
Western Investment LLC

If you have any questions or need assistance voting your shares, please call:
Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

PLEASE BE ADVISED:

●      Our interests are aligned with yours – if our investment in UTF prospers, so does yours (page 4)

●      UTF’s history of a persistent double-digit NAV discount is unacceptable (page 4)

●      The Board has failed to take effective and timely action to reduce the Fund’s NAV discount and has failed to make accretive repurchases that could benefit stockholders (page 5)

●      The Board has recently taken a number of actions that Western believes are not instockholders’ best interests (page 7)

2

ANNUAL MEETING OF STOCKHOLDERS

OF

COHEN & STEERS SELECT UTILITY FUND, INC.

_________________________

PROXY STATEMENT

OF

WESTERN INVESTMENT LLC

_________________________

Please vote your Shares today by telephone or Internet, as described in the enclosed GREEN proxy card, or by signing, dating and returning the GREEN proxy card in the postage paid envelope provided.

Western Investment LLC, a Delaware limited liability company (“Western” or “we”), together with our fellow participants in this solicitation, is the largest stockholder of Cohen & Steers Select Utility Fund, Inc. (“UTF” or the “Fund”). Western is writing to you in connection with the election of three nominees to the board of directors of UTF (the “Board”), including the Class III director entitled to be elected by holders of the Fund’s Auction Market Preferred Shares, at the annual meeting of stockholders scheduled to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 1, 2008 at 10:00 a.m. New York City time, including any adjournments or postponements thereof and any meeting that may be called in lieu thereof by the Fund (the “Annual Meeting”). This proxy statement (the “Proxy Statement”) and the enclosed GREEN proxy card are first being furnished to stockholders on or about March 6, 2008.

This proxy statement and the enclosed GREEN proxy card are being furnished to stockholders of UTF by Western in connection with the solicitation of proxies from the Fund’s stockholders for the following proposals:

1.
To elect Western’s slate of nominees to the Board, including the Class III director entitled to be elected solely by holders of UTF’s Auction Market Preferred Shares (the “Preferred Stock Director”), each to hold office until the 2011 annual meeting of the Fund’s stockholders and until their successors are elected and qualify;

2.	To consider and vote upon adjournment of the Annual Meeting, if proposed; and

3.
To consider and vote upon such other business as may properly come before the annual meeting or any adjournment or postponement thereof.  UTF has been informed that a stockholder intends to submit to the Annual Meeting the proposal discussed under “Other Matters” in the attached proxy statement.

Western, Western Investment Hedged Partners L.P. (“WIHP”), Western Investment Activism Partners LLC (“WIAP”), Western Investment Total Return Fund Ltd., (“WITRL”), Western Investment Total Return Partners L.P. (“WITRP”), Arthur D. Lipson (together with Western, WIHP, WIAP, WITRL and WITRP, the “Western Group”), William J. Roberts, Matthew S. Crouse and Lynn D. Schultz are members of a group (the “Group”) formed in connection with this proxy solicitation and are deemed participants in this proxy solicitation.

UTF has set the close of business on February 25, 2008 as the record date (the “Record Date”) for determining stockholders entitled to notice of and to vote at the Annual Meeting.  The mailing address of the principal executive offices of UTF is 280 Park Avenue, New York, NY 10017.  Stockholders of record at the close of business on the Record Date will be entitled to vote at the Annual Meeting.

According to UTF, as of February 11, 2008, there were 43,320,750 shares of Common Stock, $0.001 par value, (the “Common Stock”) outstanding and 26,080 Auction Market Preferred Shares, liquidation preference $25,000 per share (the “Preferred Stock” and together with the Common Stock, the “Shares”) outstanding. Holders of the Common and Preferred Stock voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof, except for the election of the Preferred Stock Director. Holders of the Preferred Stock voting separately as a class are entitled to vote for the election of the Preferred Stock Director. As of the Record Date, Western, together with all of the participants in this solicitation, was the beneficial owner of an aggregate of approximately 3,088,075 shares of Common Stock, which represents approximately 7.1% of the Common Stock outstanding as of the Record Date. The participants in this solicitation intend to vote such Shares for the election of Western’s slate of director nominees.

THIS SOLICITATION IS BEING MADE BY WESTERN AND NOT ON BEHALF OF THE BOARD OF DIRECTORS OR MANAGEMENT OF UTF. WESTERN IS NOT AWARE OF ANY OTHER MATTERS TO BE BROUGHT BEFORE THE ANNUAL MEETING EXCEPT AS DISCUSSED HEREIN. SHOULD OTHER MATTERS, WHICH WESTERN IS NOT AWARE OF WITHIN A REASONABLE TIME BEFORE THIS SOLICITATION, BE BROUGHT BEFORE THE ANNUAL MEETING, THE PERSONS NAMED AS PROXIES IN THE ENCLOSED GREEN PROXY CARD WILL VOTE ON SUCH MATTERS IN THEIR DISCRETION.

WESTERN URGES YOU TO VOTE IN FAVOR OF THE ELECTION OF WESTERN’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY.

IF YOU HAVE ALREADY GIVEN A PROXY TO UTF’S MANAGEMENT, YOU MAY REVOKE THAT PROXY AND VOTE IN FAVOR OF WESTERN’S NOMINEES BY SIGNING, DATING AND RETURNING THE ENCLOSED GREEN PROXY CARD TODAY. THE LATEST DATED PROXY IS THE ONLY ONE THAT COUNTS. ANY PROXY MAY BE REVOKED AT ANY TIME PRIOR TO THE ANNUAL MEETING BY AUTHORIZING A LATER PROXY BY TELEPHONE OR INTERNET OR BY DELIVERING A WRITTEN NOTICE OF REVOCATION OR A LATER DATED PROXY FOR THE ANNUAL MEETING TO WESTERN, C/O INNISFREE M&A INCORPORATED, WHICH IS ASSISTING IN THIS SOLICITATION, OR TO THE SECRETARY OF UTF (WITH A COPY TO INNISFREE M&A INCORPORATED), OR BY VOTING IN PERSON AT THE ANNUAL MEETING.

IMPORTANT

YOUR VOTE IS IMPORTANT, NO MATTER HOW MANY OR HOW FEW SHARES YOU OWN.

If you have already sent a proxy card furnished by UTF’s management to UTF, you have every right to change your vote by signing, dating and returning the enclosed GREEN proxy card or by following the instructions for telephone or internet voting detailed thereon.  Only your latest dated proxy card counts!

You may vote your Shares by telephone or Internet, as described in the enclosed GREEN proxy card, or by signing, dating and returning today the enclosed GREEN proxy card, marked FOR the election of Western’s nominees.

•
If your Shares are registered in your own name, you may vote your Shares by following the instructions detailed on the enclosed GREEN proxy card, by signing, dating and mailing the enclosed GREEN proxy card to Western, c/o Innisfree M&A Incorporated, in the enclosed postage-paid envelope today.

•
If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution on the Record Date, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please provide your broker or bank with voting instructions to vote on your behalf the GREEN proxy card.  In addition, if you hold your Shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm your instructions in writing to the person responsible for your account and to provide a copy of such instructions to Western, c/o Innisfree M&A Incorporated, who is assisting in this solicitation, at the address and telephone numbers set forth below, and on the back cover of this proxy statement, so that we may be aware of all instructions and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated

501 Madison Avenue, 20th Floor

New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873

Banks and Brokers Call Collect at: (212) 750-5833

BACKGROUND TO SOLICITATION

•	The Western Group began acquiring Shares of UTF in 2004.

•	On May 5, 2006, UTF reached its largest discount to its net asset value (“NAV”), 17.77%.

•	September 28, 2007 marked the twelfth straight quarter that UTF’s NAV discount remained greater than 10%.

•
In early December 2007 Western contacted UTF with its concerns regarding the Fund’s persistent discount to NAV and to set up an in-person meeting with the Fund to be held on January 8, 2008 in order to voice its concerns in greater detail.

•
On December 26, 2007, UTF filed a Form 8-K with the Securities and Exchange Commission disclosing numerous measures adopted by the Fund that clearly contradict accepted standards of good corporate governance.

•
In light of UTF’s day after Christmas bombshell, Western intended to use its January meeting to also attempt to understand the Fund’s rationale for such stockholder unfriendly changes.  In order to better share the explanation with other stockholders, the true owners of UTF, Western thought all parties would benefit if it brought a member of the press with it to the meeting.  However, after Western notified UTF that it had invited a member of the press to accompany it, UTF abruptly canceled the meeting.  Western does not understand why a Fund representative was unwilling to meet with us and explain their motivations.  A public company is accountable to its stockholders, and Western believes there should be full transparency.  Western is left with the impression that the interests of the Board and management may not be clearly aligned with the interests of stockholders.

•
On January 18, 2008, Western issued an open letter to the members of the Board describing certain concerns it had regarding recent stockholder unfriendly actions taken by the Board that, it believed, were taken in reaction to its attempts to have UTF address its concerns.

•	On January 18, 2008, Western delivered a letter to UTF notifying the Fund of its intentions to nominate three directors for election to the Board at the Annual Meeting.

REASONS FOR SOLICITATION

Our interests are aligned with yours

Western and the other participants in this solicitation are significant investors in UTF and we remain committed to our investment in the Fund.  Western made its first investment in UTF shortly after its inception and currently is the Fund’s largest stockholder – if our investment in UTF prospers, so does yours.  The object and intent of our solicitation is clearly aligned with the interests of all stockholders – to create value and improve performance and to ensure that stockholders receive the maximum value for their investment in UTF.

UTF’s history of a persistent double-digit NAV discount and the Board’s failure to address it is unacceptable

UTF’s share price has traded at a double-digit discount to its per share NAV for most of its operating history, beginning less than three months after its inception and peaking at 17.77% in May 2006.  We believe that the persistence of this discount was, in part, due to the perception that the persistent and substantial NAV discount is not being addressed by the Board.  Any time a stockholder chooses to sell his or her ownership of a closed end fund at a steep discount to NAV, that stockholder is harmed no matter what the fund’s discount was at the time the stockholder purchased their shares of that fund.  When a NAV discount is excessive, a selling stockholder is forced to leave behind a substantial portion of the value underlying the shares at the time of sale.  We believe the fair value of a share of common stock of a closed end fund should be its NAV, or a value very close.

The table below shows the discount of UTF’s stock price to UTF’s NAV since June 30, 2004 (on the last day of each calendar quarter).

Date	% (Discount) to NAV
06/30/04	(12.653)
09/30/04	(9.086)
12/31/04	(11.439)
03/31/05	(14.260)
06/30/05	(13.098)
09/30/05	(14.961)
12/30/05	(15.825)
03/31/06	(14.363)
06/30/06	(16.044)
09/29/06	(14.510)
12/29/06	(13.954)
03/30/07	(14.384)
06/29/07	(12.762)
09/28/07	(13.384)
12/31/07	(6.969)

Western believes that without its public filings disclosing its investment in UTF in fourth-quarter 2007, the discount to NAV would have remained a double-digit discount.

As a UTF stockholder, Western is extremely concerned about the Board’s failure to make accretive stock buyback purchases when the Fund was at an excessive NAV discount and its effect on stockholder value.  For example, assume UTF trades at a NAV discount of 9.6% (the Fund’s NAV discount on February 14, 2008).  What this means is that for each $1 of underlying UTF net asset value, a share of Common Stock would trade at less than 91 cents.  So long as the NAV discount persists, exiting UTF stockholders who sell their shares of Common Stock will sell them at a discount to the underlying NAV.  Additionally, for those stockholders who had purchased Shares upon the offering in March 2004, in addition to having to deal with the persistent double-digit discount to NAV they also paid a 4.5% sales and underwriting load to purchase their Shares, thereby further harming investment returns.  Accordingly, for investors in the initial offering, after giving effect to the initial commission, selling UTF stockholders have at times experienced lost value in excess of 20% of NAV.  While investors may have received value in the form of distributions from UTF during this time, this does not change the fact that selling shares when UTF’s NAV discount is excessive means that the selling stockholder is forced to leave behind a substantial portion of the value underlying such shares at the time of sale.

Despite this, the Board has taken clearly inadequate action to address the effect of the NAV discount on stockholder value, and has been content to let stockholders suffer such harm to the returns on their investment.  In fact, in UTF’s most recent annual report, the Fund noted that while the Fund’s advisory fee and gross expense ratio were above the Peer Fund (as such term is defined therein) median, in light of the temporary fee waiver in place at the time, the Fund’s expense structure was competitive to its peer group.  We wonder if UTF’s expense structure could still be considered competitive had the Fund taken into account the “costs” stockholders are incurring due to the Fund’s abysmal NAV discount.

Overall we believe the Board’s actions, or more appropriately, inaction, is symptomatic of its indifference to the plight of UTF’s stockholders.  As an example of just how dismal UTF’s NAV discount has been, of the 655 publicly traded U.S. domiciled closed-end funds currently registered with the Securities and Exchange Commission, during the period from January 14, 2005 through July 27, 2007, the Fund ranked in the worst 1% for 36% of the weeks, and in the bottom 10% for 100% of the weeks, as illustrated in the chart below.

As a stockholder we feel this goes beyond unacceptable.  Given such circumstances, we believe that there is ample evidence that the Board has not been properly looking after stockholders’ best interests or earned the premium charged to stockholders, who, in turn, have not seen a justification for either the premium they paid as part of their initial investment or their recurring management fees.

STOCKHOLDERS DO NOT DESERVE A REACTIVE BOARD; THEY DESERVE A PROACTIVE ONE – ONE THAT SOLELY ACTS WITH THE BEST INTERESTS OF STOCKHOLDERS IN MIND

Closed-end funds such as UTF require a strong and independent board to properly protect the rights of stockholders

A closed-end fund such as UTF is frequently formed by or on behalf of the entity, or its affiliate, that ultimately becomes the manager of the fund. The fund manager, or its affiliate, earns profits through management fees. Many people believe that the fund manager’s interest is likely in maximizing its profits, which it does by having the highest amount of assets in the fund. Accordingly, certain actions that may benefit stockholders such as large dividends or an accretive stock buyback likely will reduce profits for the fund manager by reducing assets under management. Western believes that closed-end fund managers often use their influence with their hand-picked boards to maximize management fees rather than focusing on increasing NAV and earnings per share through, among other things, the repurchase of shares at a discount to NAV.

Not surprisingly, during the past three years when UTF was trading at its significant NAV discount, the Board did not institute a repurchase of the Shares, or take other adequate action to address this problem.  Using cash on hand or cash generated through the sale of assets, UTF could have engaged in accretive stock buyback purchases that would have reduced the lost value selling stockholders suffered due to the NAV discount while, at the same time, increasing the NAV and earnings per share for remaining stockholders.  To us, this seems like a triple win for stockholders.  Yet the Board chose not to conduct a buyback.  We wonder, how much did the fact that fees collected by UTF’s fund manager are calculated based on the amount of assets under management affect the Board’s decision?

Each UTF director that currently serves on the Board serves on the Board of every single other Cohen & Steers fund and each “non-interested” director individually collects over $130,000 in fees annually for their services.  Is it any wonder that the Board seems content with inaction regarding the NAV discount?  Between their services on and their six-figure annual fees from the other Cohen & Steers funds, can the Board be trusted to take the actions necessary to ensure UTF’s stockholders receive the maximum value for their investment in the Fund?

Western believes that the anti-corporate governance By-Law amendments recently enacted are further examples of actions taken by the Board that are not in the stockholders’ best interests.

These By-Law amendments were disclosed on a date that we believe may have been chosen so stockholders would miss the disclosures.  The measures adopted by the Fund, we believe, run contrary to general standards of good corporate governance.

•
The Board amended the By-Laws to further restrict director nominations by stockholders.  UTF disclosed that the Fund amended its By-Laws regarding its procedure for nominating directors to the Board, making it more cumbersome for stockholders to nominate directors.  As a result, stockholders must now provide notice to the Fund a full four months in advance if they wish to nominate directors for election to the Board.  In addition, stockholders who nominate directors must provide an unusually large amount of information about themselves, and, at the request of the Board, provide updates to a previously acceptable nomination notice, or risk having their nominees disqualified.

•
The Board amended the By-Laws to further restrict stockholders from calling a special meeting of stockholders.  We believe annual and special meetings of stockholders are important tools for stockholders’ voices to be heard.  UTF already had required a prohibitive threshold of over 50% of the shares entitled to vote at a meeting to call a special meeting.  The amendment further restricts stockholders’ ability to call a special meeting by instituting a cumbersome and time-consuming process for a stockholder to attempt to exercise this basic right.  With the prior 50% requirement together with the recent amendments, Western believes the Board has effectively precluded stockholders from calling a special meeting.

•
The Board amended the By-Laws in order to opt into a provision of Maryland law to further entrench the directors.  UTF disclosed that the Fund had opted into Sections 3-804(b) and (c) of the Maryland General Corporation Law regarding the determination of the size and composition of the Board.  The amendments, among other things, provide that directors who are appointed by the Board may now serve for the remainder of the three-year term without being elected by stockholders.  We believe opting into these provisions has given the Board further opportunity to manipulate its size and composition without input from stockholders.

These new restrictive provisions were on top of restrictions that have existed since the Fund’s inception.  Restrictive provisions that already existed include provisions for staggered terms of office for directors and the inability of a majority of stockholders to remove directors without cause, as well as super-majority voting requirements for mergers, consolidations, liquidations, terminations and asset sale transactions, amendments to the articles of incorporation and conversions to open-end status.  By its own admission, the Fund acknowledges that these provisions are greater than required under Maryland law and the Investment Company Act of 1940, as amended.

We believe the Fund’s actions run contrary to the openness and stockholder participation other public companies encourage while providing no real benefit to stockholders.  We feel that by taking such action, the Board has created no value for stockholders and only further entrenched itself.  We believe the time and effort the Board spent enacting these provisions could have been better spent and would have better served the interests of the true owners of UTF – the stockholders – if the Board had addressed UTF’s persistent NAV discount instead.  If elected, the Nominees will work to maximize value for all stockholders.

STOCKHOLDERS ARE ENTITLED TO A BOARD THAT WILL ACT IN THEIR BEST INTERESTS.  AS STOCKHOLDERS WITH REAL OWNERSHIP IN UTF, OUR NOMINEES’ INTERESTS ARE ALIGNED WITH YOURS – IF OUR INVESTMENT IN THE FUND PROSPERS, SO DOES YOURS.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

Western proposes to elect Arthur D. Lipson, William J. Roberts and Matthew S. Crouse as nominees (together, the “Nominees”) to the Board.  Western is nominating Mr. Crouse to serve as the Preferred Stock Director.  The Nominees, other than the Preferred Stock Director nominee, must be elected by the holders of a plurality of UTF’s outstanding Common and Preferred Stock voting together as a single class.  The Preferred Stock Director nominee must be elected by a plurality of UTF’s outstanding Preferred Stock voting separately as a class.

Western believes that the Nominees have extensive experience in private and public investment, a history of outstanding investment records, and have outstanding credentials.  If elected, the Nominees will work on behalf of all stockholders to influence each member of the Board to take all actions necessary to maximize the value of your Shares, to reduce UTF’s share price NAV discount to less than 3% of the underlying value of its Shares and to implement corporate governance reform.  Our Nominees have no intention of seeking to open-end or liquidate UTF.

OUR NOMINEES

The following information sets forth the name, age, business address, present principal occupation, and employment and material occupations, positions, offices, or employments for the past five years of each of our Nominees.

Arthur D. Lipson (Age 65) has been managing private investment partnerships since 1995.  He has been the sole managing member of Western, a Delaware limited liability company, which has acted as the general partner, managing member or investment manager, as the case may be, of private investment partnerships in certain funds since 1997.  Western specializes in investing in undervalued companies.  Mr. Lipson has additional substantial experience in sales and trading and research, including previously heading all fixed income research for Lehman Brothers and for Paine Webber, was a known leader in the industry, and created, among other things, the Lehman Brothers bond indices.  Mr. Lipson received a Masters of Science from Columbia University and a Bachelor of Science from the California Institute of Technology.  Mr. Lipson currently serves on the Board of Trustees of Pioneer Municipal and Equity Income Trust (NYSE:PBF).  Mr. Lipson does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Lipson does not oversee any portfolios in UTF’s Fund Complex.

William J. Roberts (Age 51) has served as the Chairman of the Board of the League of Conservation Voters since 2003 and a Board Member since 1990.  From 1990 to 1996 Mr. Roberts served as the Legislative Director of the Environmental Defense Fund (“EDF”).  He served as EDF’s Strategic Communications Director from 1996 to 1998.  Mr. Roberts has also served as the President and Executive Director of the Beldon Fund, a non-profit organization dedicated, through the investment of its principles and earnings, to supporting nonprofit advocacy organizations in building a national consensus to achieve and sustain a healthy planet, since 1998.  Mr. Roberts has a Bachelors and Masters degree in Economics from Yale University and a J.D. from the University of Chicago.  Mr. Roberts does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Roberts does not oversee any portfolios in UTF’s Fund Complex.

Matthew S. Crouse (Age 36) has served as a portfolio manager at Western since February 2003.  From January 2002 to January 2003, he served as the Manager of Market Risk Control for Duke Energy, a utility company with an affiliated real estate operation.  From June 2000 to December 2001, he served as Manager/Director of Research for The New Power Company, a retail energy supplier.  Mr. Crouse received a Ph.D. in Electrical Engineering from Rice University and a Masters of Business Administration from the University of Houston.  Mr. Crouse does not currently hold, nor has he at any time held, any position with the Fund.  Mr. Crouse does not oversee any portfolios in UTF’s Fund Complex.

ADDITIONAL INFORMATION ABOUT THE NOMINEES

As of the date hereof, the dollar range of shares of the Fund beneficially owned by each Nominee is as follows:

Name of Nominee	Dollar Range of Equity Securities in UTF	Aggregate Dollar Range of Equity Securities in All Funds to be Overseen by Nominee
Arthur D. Lipson	Over $100,000	Over $100,000
William J. Roberts	--	$1 - $10,000
Matthew S. Crouse	--	--

None of the Nominees, their affiliates or any other related persons, has, during the past 5 years, held any position, including as an officer, employee, director or general partner, with (i) UTF, (ii) any investment company, or any person that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the Investment Company Act of 1940 (the “1940 Act”), having the same investment adviser, principal underwriter or Sponsoring Insurance Company (as such item is defined in the 1940 Act) or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as UTF, (iii) UTF’s investment adviser, principal underwriter or Sponsoring Insurance Company and (iv) any person, directly or indirectly controlling, controlled by, or under common control of UTF’s investment adviser, principal underwriter, or Sponsoring Insurance Company.

Since the beginning of UTF’s last two completed fiscal years, no officer of an investment adviser, principal underwriter, or Sponsoring Insurance Company, of UTF, or of a person directly or indirectly controlling, controlled by, or under common control thereby, serves, or has served, on the board of directors of a company of which a Nominee is an officer.

Since the beginning of UTF’s last two completed fiscal years, no Nominee or any of his associates was a party to any transaction, or series of similar transactions or is a party to any currently proposed transaction, or series of similar transactions, in which the amount involved exceeded or is to exceed $120,000, to which (i) UTF, (ii) any of its officers, (iii) any investment company, or officer thereof, or any person, or officer thereof, that would be an investment company but for the exclusions provided by Sections 3(c)(1) and (c)(7) of the 1940 Act, having the same investment adviser, principal underwriter or Sponsoring Insurance Company or under the control of such investment adviser, principal underwriter or Sponsoring Insurance Company, as UTF, (iv) UTF’s investment adviser, principal underwriter or Sponsoring Insurance Company, or officer thereof, (v) any person, or officer thereof, directly or indirectly controlling, controlled by, or under common control of UTF’s investment adviser, principal underwriter, or Sponsoring Insurance Company, was or is to be a party.

The information provided above has been furnished to Western by the Nominees.  The Nominees are citizens of the United States of America.  None of the Nominees is an “interested person” of the Fund within the meaning of Section 2(a)(19) of the 1940 Act.

YOU ARE URGED TO VOTE FOR THE ELECTION OF WESTERN’S NOMINEES ON THE ENCLOSED GREEN PROXY CARD.

OTHER MATTERS

In UTF’s proxy statement, the Fund disclosed that a proposing stockholder, whom it did not name, gave notice that it intends to submit the following proposal at the Annual Meeting.

If the Fund’s shares trade at an average discount of more than 7.5% during any calendar quarter the Fund shall commence a self-tender offer within twenty days of the end of such quarter for 15% of its shares at 98% of net asset value (the “Stockholder Proposal”).

UTF’s proxy statement states that the Fund believes that the Stockholder Proposal will be inappropriate for stockholder action and the chairman of the Annual Meeting will rule the Stockholder Proposal out of order, as permitted under Maryland law, unless it is brought before the Annual Meeting as a “precatory” proposal, that is, a recommendation that the Board adopt such a policy which is not binding on the Board or UTF even if approved by the requisite number of votes. For more information please refer to the section in the Funds’s proxy statement titled “OTHER MATTERS.”

Western calls on management to not hide behind legal technicalities, but to provide stockholders the opportunity to express their concerns.  Western is not affiliated with the proposing stockholder and has taken no position with respect to the Stockholder Proposal should it come before the Annual Meeting.

We are not aware of any other proposals to be brought before the Annual Meeting. However, we intend to bring before the Annual Meeting such business as may be appropriate, including without limitation nominating additional persons for directorships, or making any proposals as may be appropriate to address any action of the Board not publicly disclosed prior to the date of this proxy statement. Should other proposals be brought before the Annual Meeting, the persons named as proxies in the enclosed GREEN proxy card will vote on such matters in their discretion.

VOTING AND PROXY PROCEDURES

Only stockholders of record on the Record Date will be entitled to notice of and to vote at the Annual Meeting.  Holders of the Common and Preferred Stock voting together as a single class are entitled to one vote per share on all business of the Annual Meeting including any adjournment or postponement thereof, except for the election of the Preferred Stock Director.  Holders of the Preferred Stock voting separately as a class are entitled to vote for the election of the Preferred Stock Director.  Stockholders who sell their Shares before the Record Date (or acquire them without voting rights after the Record Date) may not vote such Shares.  Stockholders of record on the Record Date will retain their voting rights in connection with the Annual Meeting even if they sell such Shares after the Record Date.  Based on publicly available information, Western believes that the only outstanding classes of securities of UTF entitled to vote at the Annual Meeting are the Common and Preferred Stock.

Stockholders, including those who expect to attend the Annual Meeting, are urged to vote their Shares today by following the instructions for voting detailed on the enclosed GREEN proxy card.

Authorized proxies will be voted at the Annual Meeting as marked and, in the absence of specific instructions, will be voted FOR the election of Western’s Nominees, to ABSTAIN from the Stockholder Proposal, AGAINST any proposed adjournment proposal and in the discretion of the person named as proxy on all other matters as may properly come before the Annual Meeting.

We are asking you to vote FOR the election of Western’s Nominees.  The enclosed GREEN proxy card may only be voted for our Nominees and does not confer voting power with respect to the Fund’s nominees.  Stockholders should refer to the Fund’s proxy statement for the names, backgrounds, qualifications and other information concerning the Fund’s nominees.  The participants in this solicitation intend to vote all of their Shares for the election of Western’s Nominees and will not vote their Shares in favor of any of UTF’s director nominees.

QUORUM; VOTES REQUIRED FOR APPROVAL; ABSTENTIONS

In accordance with the By-Laws, the presence in person or by proxy of the holders of record of a majority of the Shares entitled to vote at the Annual Meeting shall constitute a quorum at the Annual Meeting. The presence in person or by proxy of the holders of record of a majority of the Shares of the Fund’s issued and outstanding Preferred Stock shall be required to constitute a quorum for the purpose of electing the Preferred Share Director. If, however, a quorum shall not be present or represented at the Annual Meeting or if fewer Shares are present in person or by proxy than is the minimum required to take action with respect to any proposal presented at the Annual Meeting, the chairman of the Annual Meeting or the holders of a majority of the Shares present in person or by proxy (or a majority of votes cast if a quorum is present) shall have the power to adjourn the Annual Meeting from time to time, without notice other than announcement at the Annual Meeting, until the requisite number of shares entitled to vote at the Annual Meeting shall be present. At any adjourned Annual Meeting, if the relevant quorum is subsequently constituted, any business may be transacted which might have been transacted at the Annual Meeting as originally called. For purposes of determining the presence of a quorum for transacting business at the Annual Meeting, abstentions and broker “non-votes” (that is, proxies from brokers or nominees indicating that they have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. For this reason, abstentions and broker non-votes will have no effect on the result of the vote for each proposal.

The Nominees, other than the Preferred Stock Director nominee, must be elected by the holders of a plurality of UTF’s outstanding Common and Preferred Stock voting together as a single class.  The Preferred Stock Director nominee must be elected by plurality of UTF’s outstanding Preferred Stock voting separately as a class.  This means that the three nominees elected to serve on the Board will be the two individuals receiving the highest number of votes cast for nominees to be elected by holders of the Common and Preferred Stock voting together as a single class and the individual receiving the highest number of votes cast for nominees to be elected by the holders of the Preferred Stock voting separately as a single class.  The Stockholder Proposal, should it be properly brought before the Annual Meeting, requires the affirmative vote of a majority of the Shares cast at the Annual Meeting and entitled to vote for approval.

REVOCATION OF PROXIES

Stockholders of UTF may revoke their proxies at any time prior to exercise by attending the Annual Meeting and voting in person (although attendance at the Annual Meeting will not in and of itself constitute revocation of a proxy), by delivering a later-dated proxy by Internet, by telephone or by mail, or by delivering a written notice of revocation.  The delivery of a later-dated proxy which is properly completed will constitute a revocation of any earlier proxy.  The revocation may be delivered either to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement or to Cohen & Steers Select Utility Fund, Inc. at 280 Park Avenue, New York, NY 10017 or any other address provided by UTF.  Although a revocation is effective if delivered to UTF, Western requests that either the original or photostatic copies of all revocations be mailed to Western in care of Innisfree M&A Incorporated at the address set forth on the back cover of this proxy statement so that Western will be aware of all revocations and can more accurately determine if and when proxies have been received from the holders of record on the Record Date of a majority of the outstanding Shares.  Additionally, Innisfree M&A Incorporated may use this information to contact stockholders who have revoked their proxies in order to solicit later-dated proxies for the election of the Nominees and approval of other proposals described herein.

IF YOU WISH TO VOTE FOR THE ELECTION OF THE NOMINEES TO THE BOARD PLEASE VOTE YOUR SHARES BY TELEPHONE OR INTERNET, AS DESCRIBED IN THE ENCLOSED GREEN PROXY CARD, OR BY SIGNING, DATING AND RETURNING PROMPTLY THE ENCLOSED GREEN PROXY CARD, IN THE POSTAGE-PAID ENVELOPE PROVIDED.

SOLICITATION OF PROXIES

The solicitation of proxies pursuant to this proxy statement (the “Solicitation”) is being made by Western.  Proxies may be solicited by mail, facsimile, telephone, Internet, in person and by advertisements.

Western has entered into an agreement with Innisfree M&A Incorporated for solicitation and advisory services in connection with this solicitation, for which Innisfree M&A Incorporated will receive a fee not to exceed $75,000, together with reimbursement for its reasonable out-of-pocket expenses, and will be indemnified against certain liabilities and expenses, including certain liabilities under the federal securities laws.  Innisfree M&A Incorporated will solicit proxies from individuals, brokers, banks, bank nominees and other institutional holders.  Western has requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the Shares they hold of record.  Western will reimburse these record holders for their reasonable out-of-pocket expenses in so doing.  It is anticipated that Innisfree M&A Incorporated will employ approximately 50 persons to solicit UTF’s stockholders for the Annual Meeting.

The entire expense of soliciting proxies is being borne by Western, subject to certain limitations, pursuant to the terms of the Joint Filing and Solicitation Agreement described below.  WIHP, WIAP, WITRL and WITRP have separately agreed to reimburse Western on a pro rata basis for these expenses.  Because Western believes that UTF’s stockholders will benefit from the solicitation (defined below), Western intends to seek reimbursement from UTF, to the fullest extent permitted by law, of all expenses it incurs in connection with the solicitation.  If necessary, Western will ask UTF to submit an application in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  Western does not intend to submit the question of such reimbursement to a vote of security holders of UTF unless otherwise required by law.  Costs of this solicitation of proxies are currently estimated to be approximately $150,000.  Western estimates that through the date hereof, its expenses in connection with this solicitation are approximately $50,000.

OTHER PARTICIPANT INFORMATION

Each member of the Group is a participant in this solicitation.  Arthur D. Lipson is the managing member of Western, a Delaware limited liability company.  Western is the managing member of WIAP, a Delaware limited liability company, investment manager of WITRL a Cayman Islands corporation, and the general partner of each of WIHP, a Delaware limited partnership, and WITRP, a Delaware limited partnership, respectively.  Messrs. Lipson, Roberts and Crouse are each nominees for director of UTF.  The principal business address of Mr. Lipson, Mr. Crouse, Western, WIHP, WIAP, WITRP and WITRL is c/o Western Investment LLC, 7050 South Union Park Center, Suite 590, Midvale, Utah 84047.  The principal business address of Mr. Roberts is c/o Beldon Fund, 99 Madison Avenue, 8th Floor, New York, New York 10016.  Ms. Schultz does not have a principal business address, but can be reached c/o Western.  Each of Western and Mr. Lipson is deemed to have sole voting and dispositive power over the Shares reported as beneficially owned by WIHP, WIAP, WITRP and WITRL by virtue of their respective positions described above.

The principal business of Western is acting as the managing member of WIAP, investment manager of WITRL and the general partner of each of WIHP and WITRP, respectively.  The principal occupation of Mr. Lipson is acting as the managing member of Western.  The principal business of each of WIHP, WIAP, WITRL and WITRP is acquiring, holding and disposing of investments in various companies.  The principal occupation of Mr. Roberts is serving as the President and Executive Director of the Beldon Fund, a non-profit organization.  The principal occupation of Mr. Crouse is serving as portfolio manager at Western.  The principal occupation of Ms. Schultz is psychotherapist.

For information regarding purchases and sales of securities of UTF during the past two years by members of the Group and affiliates of Western that no longer own any Shares, see Schedule I to this proxy statement.  WIHP, WIAP and WITRP each purchased their Shares in margin accounts, where they are held together with other publicly traded securities.  Each of WIHP and WITRL is a party to certain equity swap arrangements relating to the Fund.  For information regarding these swap arrangements see Schedule I to this proxy statement.

On January 22, 2008 the members of the Group entered into a Joint Filing and Solicitation Agreement in which, among other things, (a) the parties agreed to the joint filing on behalf of each of them of statements on Schedule 13D with respect to the securities of UTF to the extent required by applicable law, (b) the parties agreed to solicit proxies or written consents for the election of the Nominees, or any other person(s) nominated by Western and Mr. Lipson, to the Board at the Annual Meeting and (c) Western agreed to bear all expenses incurred in connection with the Group’s activities, including approved expenses incurred by any of the parties in connection with the solicitation, subject to certain limitations.  Ms. Schultz joined the Group on March 6, 2008 and agreed to be bound by the terms of the Joint Filing and Solicitation Agreement and to take reasonable steps to request, at Western’s sole cost and expense, a complete list of record and beneficial holders of UTF’s securities, and related materials.  WIHP, WIAP, WITRP and WITRL have separately agreed to reimburse Western on a pro rata basis for expenses incurred in connection with the solicitation.

Because Western believes that UTF’s stockholders will benefit from the Solicitation, Western intends to seek reimbursement from the Fund, to the fullest extent permitted by law, of all expenses it incurs in connection with the Solicitation.  If necessary, Western will ask UTF to submit an application in this regard to, and obtain an order or a no-action letter from, the Securities and Exchange Commission.  Western does not intend to submit the question of such reimbursement to a vote of security holders of UTF.

As of the Record Date, WIHP, WIAP and WITRP beneficially owned 1,182,000, 1,170,359 and 734,700 shares of Common Stock, respectively, constituting approximately 2.7%, 2.7% and 1.7%, respectively, of the Common Stock outstanding. Western directly owned approximately 1,016 shares of Common Stock, constituting less than 1% of the shares of Common Stock outstanding. As the managing member of WIAP and the general partner of each of WIHP and WITRP, Western may be deemed to beneficially own the 3,087,059 shares of Common Stock owned in the aggregate by WIHP, WIAP and WITRP, constituting approximately 7.1% of the Common Stock outstanding, in addition to the approximately 1,016 shares of Common Stock it held directly as of the Record Date. As the managing member of Western, Mr. Lipson may be deemed to beneficially own the approximately 3,088,075 shares of Common Stock beneficially owned by Western as of the Record Date. Subsequent to the Record Date, WIHP purchased two shares of Preferred Stock, constituting less than one percent of the Preferred Stock outstanding. Western, as the general partner of WIHP, and Mr. Lipson, as the managing member of Western, may each be deemed to beneficially own the two shares of Preferred Stock currently beneficially owned by WIHP. As members of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, the Western Group may be deemed to beneficially own the 100 shares of Common Stock of the Fund currently beneficially owned in the aggregate by the other members of the Group. The Western Group disclaims beneficial ownership of such shares of Common Stock.

As of the Record Date, Mr. Roberts did not directly own any shares of Common Stock of the Fund. As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Mr. Roberts may be deemed to beneficially own the approximately 3,088,075 shares of Common Stock and the two shares of Preferred Stock of the Fund currently beneficially owned in the aggregate by the other members of the Group. Mr. Roberts disclaims beneficial ownership of such Shares.

As of the Record Date, Mr. Crouse did not directly own any shares of Common Stock of the Fund. As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Mr. Crouse may be deemed to beneficially own the approximately 3,088,075 shares of Common Stock and the two shares of Preferred Stock of the Fund currently beneficially owned in the aggregate by the other members of the Group. Mr. Crouse disclaims beneficial ownership of such Shares.

Subsequent to the Record Date, Western gifted 100 shares of Common Stock to Ms. Schultz. Other than such shares of Common Stock, Ms. Schultz does not own any Shares of the Fund. As a member of a “group” for the purposes of Rule 13d-5(b)(1) of the Securities Exchange Act of 1934, as amended, Ms. Schultz may be deemed to beneficially own the approximately 3,087,975 shares of Common Stock and the two shares of Preferred Stock of the Fund currently beneficially owned in the aggregate by the other members of the Group. Ms. Schultz disclaims beneficial ownership of such Shares.

Except as set forth in this Proxy Statement, (i) during the past 10 years, no participant in this solicitation has been convicted in a criminal proceeding (excluding traffic violations or similar misdemeanors); (ii) no participant in this solicitation directly or indirectly beneficially owns any securities of UTF; (iii) no participant in this solicitation owns any securities of UTF which are owned of record but not beneficially; (iv) no participant in this solicitation has purchased or sold any securities of UTF during the past two years; (v) no part of the purchase price or market value of the securities of UTF owned by any participant in this solicitation is represented by funds borrowed or otherwise obtained for the purpose of acquiring or holding such securities; (vi) no participant in this solicitation is, or within the past year was, a party to any contract, arrangements or understandings with any person with respect to any securities of UTF, including, but not limited to, joint ventures, loan or option arrangements, puts or calls, guarantees against loss or guarantees of profit, division of losses or profits, or the giving or withholding of proxies; (vii) no associate of any participant in this solicitation owns beneficially, directly or indirectly, any securities of UTF; (viii) no participant in this solicitation owns beneficially, directly or indirectly, any securities of any parent or subsidiary of UTF; (ix) no participant in this solicitation has any material pending legal proceedings, other than ordinary routine litigation incidental to UTF’s business, to which any participant in this solicitation is a party adverse to UTF or any of its affiliated persons, or in which any participant in this solicitation has a material interest adverse to UTF or any of its affiliated persons; and (x) no participant in this solicitation or any of his or its associates has any arrangement or understanding with any person with respect to any future employment by UTF or its affiliates, or with respect to any future transactions to which UTF or any of its affiliates will or may be a party.

Except as set forth in this Proxy Statement there are no arrangements or understandings between Western and the Nominees or any other participant in this solicitation.

A representative of Western intends to appear in person or by proxy at the Annual Meeting to nominate the persons specified in this Notice for election to the Board.

STOCKHOLDER PROPOSALS

All proposals by stockholders of the Fund which are intended to be presented at the Fund’s next Annual Meeting of Stockholders, to be held in 2009, must be received by the Fund (addressed to Cohen & Steers Select Utility Fund, Inc., 280 Park Avenue, New York, New York 10017) for inclusion in the Fund’s proxy statement and proxy relating to that meeting no later than October 17, 2008. Any stockholder who desires to bring a proposal for consideration at the Fund’s 2009 Annual Meeting of Stockholders without including such proposal in the Fund’s proxy statement must deliver written notice thereof to the Secretary or Assistant Secretary of the Fund (addressed to Cohen & Steers Select Utility Fund, Inc., 280 Park Avenue, New York, New York 10017) during the 30 day period from September 17, 2008 to October 17, 2008. All stockholder proposals must include the information required by the Fund’s by-laws.

OTHER MATTERS AND ADDITIONAL INFORMATION

Western is unaware of any other matters to be considered at the Annual Meeting.  However, should other matters, which Western is not aware of a reasonable time before this solicitation, be brought before the Annual Meeting, the person named as a proxy on the enclosed GREEN proxy card will vote on such matters in their discretion.

Western has omitted from this proxy statement certain disclosure required by applicable law that is already included in UTF’s proxy statement.  This disclosure includes, among other things, biographical information on UTF’s directors and executive officers and information on committees of the Board.  Stockholders should refer to UTF’s proxy statement in order to review this disclosure.

According to UTF’s proxy statement, the Fund has retained Cohen & Steers Capital Management, Inc. (the “Advisor”), a New York corporation with offices at 280 Park Avenue, New York, New York 10017, to serve as its investment manager and administrator under an investment management agreement dated January 27, 2004 and an administration agreement dated January 27, 2004.  Martin Cohen and Robert H. Steers, directors of UTF, are “controlling persons” of the Advisor on the basis of their ownership of more than 25% of the stock of the Advisor’s parent company, CNS. Their address is 280 Park Avenue, New York, New York 10017. State Street Bank and Trust Company, with offices at One Lincoln Street, Boston, Massachusetts 02111, serves as subadministrator for the Fund.

See Schedule II of this proxy statement for information regarding persons who beneficially own more than 5% of the Shares and the aggregate dollar range of Shares and securities owned in the Cohen & Steers fund complex by directors of the Fund.

The information concerning UTF contained in this proxy statement and the Schedules attached hereto has been taken from, or is based upon, publicly available information.

WESTERN INVESTMENT LLC

March 6, 2008

SCHEDULE I

PURCHASES AND SALES IN THE COMMON STOCK OF UTF
DURING THE PAST TWO YEARS

Transaction	Quantity	Date	Price ($)

Western Investment Hedged Partners, L.P.

Buy	1,500	02/01/06	20.5553
Buy	1,000	02/02/06	20.5300
Buy	1,800	02/13/06	20.2064
Buy	5,900	02/14/06	20.0955
Sell	1,200	03/08/06	20.4267
Buy	2,000	04/18/06	19.5160
Sell	3,000	07/31/06	22.5493
Sell	900	08/07/06	22.2038
Sell	900	08/11/06	22.1732
Sell	1,100	09/12/06	22.4252
Sell	400	09/13/06	22.1193
Sell	1,000	10/05/06	22.8243
Buy	100	01/10/07	23.8650
Buy	41,300	06/01/07	27.7197
Buy	45,500	06/04/07	27.5720
Buy	7,800	06/05/07	27.4639
Buy	46,200	06/06/07	26.8021
Buy	33,400	06/07/07	26.4405
Buy	30,300	06/08/07	25.8998
Buy	74,000	06/11/07	26.4457
Buy	54,000	06/12/07	26.1088
Buy	124,300	06/13/07	26.1913
Sell	170,000	06/13/07	26.3295
Sell	170,000	06/14/07	26.5495
Sell	116,800	06/15/07	26.9395
Buy	4,000	07/13/07	26.8580
Buy	1,200	08/08/07	25.9908
Buy	10,000	08/15/07	24.6391
Buy	12,500	08/20/07	24.1544
Buy	11,600	08/21/07	24.5844
Buy	2,200	08/22/07	24.8677
Buy	7,800	08/23/07	25.1695
Buy	16,500	08/24/07	25.2378
Buy	1,600	08/27/07	25.1688
Buy	11,500	08/28/07	24.5944
Sell	67,400	08/28/07	24.3695
Buy	124,400	08/31/07	25.0080
Buy	29,300	09/04/07	25.4210
Buy	3,500	09/06/07	25.3488

Transaction	Quantity	Date	Price ($)

Buy	15,600	09/11/07	25.3993
Buy	21,300	09/12/07	25.3597
Buy	12,900	09/13/07	25.5218
Buy	4,600	09/14/07	25.4810
Buy	100	09/17/07	25.5025
Buy	4,100	09/18/07	25.8542
Buy	30,000	09/19/07	26.3794
Sell	30,000	09/21/07	26.3064
Sell	16,000	09/24/07	26.3999
Sell	10,700	09/25/07	26.3244
Sell	400	09/26/07	26.4271
Sell	5,900	09/28/07	26.2899
Sell	2,500	10/01/07	26.3902
Sell	6,000	10/02/07	26.4521
Sell	8,200	10/03/07	26.3572
Sell	1,300	10/05/07	26.9211
Sell	1,500	10/08/07	26.8879
Buy	194,200	10/15/07	27.1400
Buy	450,000	10/16/07	27.0900
Sell	6,400	11/16/07	26.9362
Buy	54,500	11/16/07	26.9795
Buy	202,400	11/16/07	27.0598
Buy	19,100	11/19/07	27.1748
Buy	50,000	11/19/07	27.2400
Buy	96,500	11/19/07	27.2827
Buy	7,900	11/21/07	27.2821
Buy	37,100	11/21/07	27.4100
Buy	500	12/06/07	28.7625
Sell	18,400	01/24/08	24.9374
Sell	6,700	01/25/08	24.7897
Sell	6,000	02/05/08	25.8170
Sell	16,200	02/08/08	25.1258
Sell	14,900	02/08/08	24.9760
Sell	15,800	02/11/08	24.7393
Sell	13,700	02/11/08	24.7376
Sell	8,300	02/12/08	25.1657
Sell	9,400	02/12/08	25.1830
Sell	1,600	02/13/08	24.9490
Buy	500	02/15/08	23.9792
Sell	400	02/22/08	24.2472

Western Investment Activism Partners LLC

Buy	12,800	11/30/06	23.9999
Buy	17,500	12/04/06	24.2345
Buy	1,000	01/11/07	23.6510
Buy	6,200	02/05/07	24.7711

Transaction	Quantity	Date	Price ($)

Buy	3,000	02/15/07	25.0983
Buy	6,900	02/16/07	24.9890
Buy	6,300	02/20/07	25.0034
Buy	9,300	02/23/07	25.1383
Buy	3,800	02/26/07	25.7239
Buy	19,100	04/02/07	26.4922
Buy	2,500	04/09/07	26.8270
Buy	20,800	04/10/07	26.8958
Sell	27,100	04/10/07	26.1900
Buy	6,200	04/12/07	26.7166
Buy	6,500	04/13/07	26.7167
Buy	30,000	04/16/07	26.8270
Buy	22,600	04/17/07	26.9399
Buy	20,200	04/18/07	27.0329
Buy	2,300	04/19/07	26.8810
Buy	30,000	04/20/07	27.0012
Buy	23,500	04/23/07	27.2336
Buy	16,100	04/24/07	27.3713
Buy	32,300	04/25/07	27.5880
Buy	1,000	04/26/07	27.6325
Buy	11,000	04/30/07	27.5437
Buy	8,000	05/01/07	27.4446
Buy	19,200	05/02/07	27.7307
Buy	13,500	05/03/07	27.8469
Buy	15,000	05/04/07	27.9650
Buy	40,000	05/07/07	28.2351
Buy	43,000	05/08/07	28.0692
Buy	67,600	05/09/07	28.1906
Buy	25,276	05/10/07	28.0951
Buy	47,900	05/11/07	28.0181
Buy	43,300	05/14/07	28.1445
Buy	61,200	05/15/07	28.3341
Buy	17,200	05/16/07	28.2753
Buy	20,500	05/17/07	28.2236
Buy	24,800	05/18/07	28.4119
Buy	12,200	05/21/07	28.5326
Buy	11,500	05/22/07	28.5377
Buy	12,300	05/23/07	28.4070
Buy	5,300	05/24/07	27.9127
Buy	16,600	05/25/07	27.0100
Buy	13,300	05/29/07	27.3425
Buy	1,000	05/30/07	27.3445
Buy	9,900	05/31/07	27.8624
Sell	200,000	05/31/07	27.8395
Sell	200,000	06/01/07	27.6395
Sell	200,000	06/04/07	27.5895
Sell	162,776	06/05/07	27.4395

Transaction	Quantity	Date	Price ($)

Buy	33,500	06/14/07	26.5412
Buy	38,200	06/15/07	26.9218
Buy	5,900	06/18/07	26.8102
Buy	3,600	06/19/07	26.6867
Buy	1,300	06/20/07	26.8746
Sell	81,200	06/20/07	26.3595
Buy	1,400	06/22/07	26.0900
Buy	9,800	06/25/07	26.0800
Buy	3,700	06/26/07	25.9903
Buy	600	06/27/07	25.7200
Buy	15,000	06/28/07	26.2468
Sell	41,700	06/28/07	26.2994
Buy	400	07/02/07	26.6975
Sell	400	07/02/07	26.7171
Buy	3,300	07/03/07	26.8388
Buy	200	07/11/07	26.0850
Buy	10,000	07/12/07	26.4196
Buy	4,100	07/13/07	26.8580
Buy	2,200	07/16/07	26.8400
Buy	4,300	07/17/07	26.5533
Buy	41,100	07/18/07	26.4881
Buy	400	07/18/07	26.4100
Buy	83,600	07/19/07	27.0086
Buy	9,300	07/20/07	26.9411
Sell	149,200	07/20/07	26.7595
Buy	33,000	07/23/07	26.8060
Buy	47,700	07/25/07	25.9385
Buy	17,500	07/26/07	25.1005
Buy	23,100	07/27/07	24.8491
Buy	7,600	07/30/07	24.8472
Sell	130,600	07/30/07	24.7895
Buy	21,900	07/31/07	25.0477
Buy	72,800	08/01/07	24.8641
Buy	2,400	08/06/07	24.2550
Buy	1,100	08/08/07	25.9916
Buy	100	08/09/07	25.6525
Buy	12,200	08/10/07	25.0448
Buy	9,200	08/14/07	24.8291
Buy	10,000	08/15/07	24.6391
Buy	1,400	08/16/07	23.0796
Buy	21,000	08/17/07	23.4866
Buy	12,500	08/20/07	24.1544
Buy	11,600	08/21/07	24.5844
Buy	2,200	08/22/07	24.8677
Buy	7,900	08/23/07	25.1695
Sell	100,000	08/27/07	24.8695
Buy	400	08/30/07	24.6575

Transaction	Quantity	Date	Price ($)

Buy	6,900	09/10/07	25.1332
Sell	8,200	09/24/07	26.3993
Sell	2,200	09/24/07	26.3596
Sell	2,400	10/01/07	26.3902
Sell	5,300	10/02/07	26.4521
Sell	8,200	10/03/07	26.3572
Sell	1,300	10/05/07	26.9211
Sell	1,500	10/08/07	26.8879
Buy	20,500	10/09/07	27.0502
Buy	6,800	10/10/07	27.3043
Sell	4,000	10/10/07	27.3396
Buy	450,000	10/11/07	27.3500
Buy	450,000	10/12/07	27.3200
Buy	255,800	10/15/07	27.1400
Sell	18,400	01/24/08	24.9374
Sell	6,800	01/25/08	24.7897
Sell	200	02/01/08	26.1772
Sell	6,000	02/05/08	25.8170
Sell	4,500	02/06/08	25.5144
Sell	5,100	02/07/08	25.3479
Sell	16,200	02/08/08	25.1258
Sell	14,900	02/08/08	24.9760
Sell	15,900	02/11/08	24.7393
Sell	13,764	02/11/08	24.7376
Sell	8,300	02/12/08	25.1657
Sell	9,330	02/12/08	25.1830
Sell	1,647	02/13/08	24.9490
Buy	500	02/15/08	23.9792

Western Investment Total Return Partners L.P.

Buy	126,000	11/15/07	27.1100
Buy	50,000	11/19/07	27.2827
Buy	46,500	11/20/07	27.3998
Buy	13,500	11/21/07	27.2821
Buy	62,900	11/21/07	27.4100
Buy	9,100	11/26/07	27.4725
Buy	414,000	11/26/07	27.5400
Buy	1,600	12/07/07	28.8394
Buy	3,900	12/12/07	28.1212
Buy	11,200	12/13/07	28.3206
Sell	4,500	02/06/08	25.5144
Buy	500	02/15/08	23.9792

Western Investment Institutional Partners LLC

Buy	1,700	02/13/06	20.2065
Buy	6,000	02/14/06	20.0955
Sell	1,100	03/08/06	20.4263
Buy	2,000	05/05/06	20.3100
Sell	3,000	07/31/06	22.5509
Sell	900	08/07/06	22.2038
Sell	1,100	08/11/06	22.1752
Sell	2,000	09/11/06	22.5018
Sell	1,000	10/05/06	22.8293
Sell	2,000	01/03/07	24.5117
Buy	200	02/08/07	25.1800
Buy	4,200	02/12/07	25.1450
Buy	6,100	02/13/07	25.0891
Buy	2,400	02/14/07	25.1830
Sell	22,700	04/10/07	26.1908

Western Investment Total Return Fund Ltd.
None

Western Investment LLC

Buy	1,000*	10/17/07	27.1145
Transferred as Gift	100	02/28/08	N/A

Arthur D. Lipson
None

William J. Roberts
None

Matthew S. Crouse
None

Lynn D. Schultz
On February 28, 2008, Western gifted 100 shares of Common Stock to Ms. Schultz.

* Western Investment LLC beneficially owns approximately 15 additional shares that were acquired through the Cohen & Steers Select Utility Fund dividend reinvestment plan.

PURCHASES AND SALES IN THE PREFERRED STOCK OF UTF
DURING THE PAST TWO YEARS

On February 25, 2008, WIHP bought two shares of Preferred Stock at a price per share of $25,000.

THERE WERE NO OTHER TRANSACTIONS IN THE PREFERRED SHARES OF UTF BY ANY OF THE OTHER MEMBERS OF THE GROUP IN THE LAST TWO YEARS

Agreements Relating to Securities of the Fund

As of the Record Date, each of WIHP and WITRL was a party to certain equity swap arrangements (the “Swap Arrangements”) with a financial institution (the “Bank”) as the counterparty.  Pursuant to these Swap Arrangements, each of WIHP and WITRL is obligated to pay to the Bank the equity notional amount on a total of 46,900 and 526,159 shares of Common Stock, respectively, subject to the Swap Arrangements (the "Reference Shares") as of the beginning of the valuation period (which resets monthly), plus interest.  At the termination of the Swap Arrangements, the Bank is obligated to pay to each of WIHP and WITRL the market value of their respective interest in the Reference Shares as of the end of the valuation period.  Any dividends received by the Bank on the Reference Shares during the term of the Swap Arrangements will be paid to WIHP and WITRL.  All balances will be cash settled and there will be no transfer to WIHP or WITRL of voting or dispositive power over the Reference Shares.  The Swap Arrangements expire on May 5, 2008.  Western and the other participants in this solicitation disclaim beneficial ownership of the Reference Shares, except to the extent of their pecuniary interest therein.  The Reference Shares are not included as part of the totals, with respect to the Common Stock, disclosed herein by the participants to the Solicitation.

SCHEDULE II

The following table is derived from the Fund’s proxy statement filed with the
Securities and Exchange Commission on February 15, 2008

SECURITY OWNERSHIP OF UTF

The table below sets forth the beneficial ownership as of February 11, 2008 of each person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) known by the Fund to be the beneficial owner of more than 5% of the outstanding shares of any class of the Fund’s stock.

Name of Beneficial Owner	Number of Shares of Common Stock Beneficially Owned	Percent of Class

A group led by Western Investment LLC, and including seven other members (1)	3,323,509	7.7%

A group led by Full Value Investors L.L.C., and including eighteen other members (2)	2,409,626	5.6%

(1)
Information regarding group membership and shareholdings was obtained from the Schedule 13D/A filed by the group with the Securities and Exchange Commission (the “SEC”) on January 22, 2008.  The number of shares owned by this group may have changed since that date.  According to that Schedule 13D/A, the members of the group are Western Investment LLC, Western Investment Hedged Partners L.P., Western Investment Activism Partners LLC, Western Investment Total Return Fund Ltd., Western investment Total Return Partners L.P., Arthur D. Lipson, William J. Roberts and Matthew S. Crouse.

(2)
Information regarding group membership and shareholdings was obtained from the Schedule 13D/A filed by the group with the SEC on February 7, 2008. The number of shares owned by this group may have changed since that date. According to that Schedule 13D/A, the members of the group are Full Value Advisors L.L.C., Full Value Partners L.P., Bulldog Investors I, LLC, Opportunity Partners L.P., Calapasas Investment Partners L.P., Opportunity Income Plus Fund L.P., Full Value Special Situations Fund LP, Full Value Offshore Partners L.P., Mercury Partners L.P., Steady Gain Partners L.P., Phillip Goldstein, SPAR Advisors L.L.C., Kimball & Winthrop, Inc., Klein, Bogakos and Robertson, Cpas Inc., Full Value Special Situations Fund GP LLC, GSG Capital Advisors LLC, BJS Management, LLC, Glenn Goodstein, and Barry Swidler.

As of December 31, 2007, the Directors and officers of the Fund as a group owned less than 1% of the outstanding securities of the Fund.

The following table provides information concerning the dollar range of UTF’s equity securities owned by each Director and the aggregate dollar range of securities owned in the Cohen & Steers fund complex by each Director.

Name of Director	Dollar Range of Equity Securities in UTF	Aggregate Dollar Range of Equity Securities in All Cohen & Steers fund complex by Each Director

Martin Cohen*	--	Over $100,000

Robert H. Steers*	--	Over $100,000

Bonnie Cohen	--	Over $100,000

George Grossman	--	Over $100,000

Richard E. Kroon	$1 - $10,000	$50,001 - $100,000

Richard J. Norman	--	Over $100,000

Frank K. Ross	--	Over $100,000

Willard H. Smith, Jr.	Over $100,000	Over $100,000

C. Edward Ward, Jr.	$1 - $10,000	$50,001 - $100,000

*           Interested Director

IMPORTANT

Tell your Board what you think!  Your vote is important.  No matter how many Shares you own, please give Western your proxy FOR the election of Western’s Nominees by voting your Shares by signing and dating the enclosed GREEN proxy card, and returning it in the postage-paid envelope provided.

If any of your Shares are held in the name of a brokerage firm, bank, bank nominee or other institution, only it can vote such Shares and only upon receipt of your specific instructions.  Accordingly, please contact the person responsible for your account and instruct that person to execute the GREEN proxy card representing your Shares.  In addition, if you hold your shares in a brokerage or bank account, your broker or bank may allow you to provide your voting instructions by telephone or Internet.  Please consult the materials you receive from your broker or bank prior to authorizing a proxy by telephone or Internet.  Western urges you to confirm in writing your instructions to Western in care of Innisfree M&A Incorporated at the address provided below so that Western will be aware of all instructions given and can attempt to ensure that such instructions are followed.

If you have any questions or need assistance voting your Shares, please call:

Innisfree M&A Incorporated
501 Madison Avenue, 20th Floor
New York, NY 10022

Stockholders Call Toll-Free at: (877) 687-1873
Banks and Brokers Call Collect at: (212) 750-5833

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

AUCTION MARKET PREFERRED SHARES
GREEN
PROXY

COHEN & STEERS SELECT UTILITY FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF COHEN & STEERS SELECT UTILITY FUND, INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all Auction Market Preferred Shares of Cohen & Steers Select Utility Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Fund scheduled to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 1, 2008 at 10:00 a.m. New York City time, and including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to Auction Market Preferred Shares of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE WESTERN NOMINEES IN PROPOSAL 1, WILL ABSTAIN FROM VOTING FOR PROPOSAL 2, WILL BE VOTED AGAINST ANY ADJOURNMENT IN PROPOSAL 3 AND WILL BE VOTED FOR PROPOSAL 4.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

COHEN & STEERS SELECT UTILITY FUND, INC.
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your Auction Market Preferred Shares of Cohen & Steers Select Utility Fund, Inc.
for the upcoming Annual Meeting of stockholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY

Please sign, date and return the GREEN proxy card in the envelope provided, and mail to: Western Investment LLC, c/o Innisfree M&A
Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GREEN PROXY CARD
AUCTION MARKET PREFERRED SHARES

WESTERN INVESTMENT LLC, (“WESTERN”) RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1.
Proposal No. 1: Western’s proposal to elect its slate of director nominees, each to hold office until the 2011 annual meeting of the Fund’s stockholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) William J. Roberts (03) Matthew S. Crouse	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT NOMINEE(S) WRITTEN BELOW ____________________________ ____________________________

2.
Proposal No. 2: If properly brought before the meeting, a stockholder proposal to require the Fund, if its shares trade at an average discount of more than 7.5% during any calendar quarter, to commence a self-tender offer within twenty days of the end of such quarter for 15% of its shares at 98% of net asset value.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	To vote on adjournment of the meeting, if proposed, in the discretion of the proxy holder.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.

PLEASE VOTE TODAY!

SEE REVERSE SIDE FOR THREE EASY WAYS TO VOTE.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GREEN
PROXY
COMMON STOCK

COHEN & STEERS SELECT UTILITY FUND, INC.

ANNUAL MEETING OF STOCKHOLDERS

THIS PROXY IS SOLICITED ON BEHALF OF WESTERN INVESTMENT LLC

THE BOARD OF DIRECTORS OF COHEN & STEERS SELECT UTILITY FUND, INC.
IS NOT SOLICITING THIS PROXY

The undersigned appoints Arthur D. Lipson as the undersigned’s attorney and agent with full power of substitution to vote all shares of common stock of Cohen & Steers Select Utility Fund, Inc. (the “Fund”) which the undersigned would be entitled to vote if personally present at the annual meeting of stockholders of the Fund scheduled to be held at the offices of the Fund, 280 Park Avenue, 10th Floor, New York, New York 10017, on April 1, 2008 at 10:00 a.m. New York City time, and including any adjournments or postponements thereof and at any meeting called in lieu thereof (the “Annual Meeting”).

The undersigned hereby revokes any other proxy or proxies heretofore given to vote or act with respect to the shares of common stock of the Fund held by the undersigned, and hereby ratifies and confirms all actions the herein named attorneys and proxies, their substitutes, or any of them may lawfully take by virtue hereof.  If properly executed, this Proxy will be voted as directed on the reverse and in the discretion of such attorneys and proxies and their substitutes with respect to any other matters as may properly come before the Annual Meeting. Mark each vote with an X in the box.

IF NO DIRECTION IS INDICATED WITH RESPECT TO THE PROPOSALS ON THE REVERSE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE WESTERN NOMINEES IN PROPOSAL 1, WILL ABSTAIN FROM VOTING FOR PROPOSAL 2, WILL BE VOTED AGAINST ANY ADJOURNMENT IN PROPOSAL 3 AND WILL BE VOTED FOR PROPOSAL 4.

This Proxy will be valid until the sooner of one year from the date indicated on the reverse side and the completion of the Annual Meeting.

IMPORTANT: PLEASE SIGN, DATE AND MAIL THIS PROXY CARD PROMPTLY!
(CONTINUED AND TO BE SIGNED ON REVERSE SIDE)

COHEN & STEERS SELECT UTILITY FUND, INC.
SOLICITATION OF PROXIES BY WESTERN INVESTMENT LLC

YOUR VOTE IS IMPORTANT

Please take a moment now to vote your shares of Cohen & Steers Select Utility Fund, Inc.
common stock for the upcoming Annual Meeting of stockholders.

PLEASE REVIEW THE PROXY STATEMENT
AND VOTE TODAY

Please sign, date and return the GREEN proxy card in the envelope provided, and mail to: Western Investment LLC, c/o Innisfree M&A
Incorporated, FDR Station, P.O. Box 5155, New York, NY 10150-5155.

▼ TO VOTE BY MAIL PLEASE DETACH PROXY CARD HERE ▼

GREEN PROXY CARD
COMMON STOCK

WESTERN INVESTMENT LLC, (“WESTERN”) RECOMMENDS A VOTE FOR PROPOSAL NO. 1

1.
Proposal No. 1: Western’s proposal to elect its slate of director nominees, each to hold office until the 2011 annual meeting of the Fund’s stockholders and until their successors are elected and qualify.

Nominees: (01) Arthur D. Lipson (02) William J. Roberts	FOR ALL NOMINEES [ ]	WITHHOLD AUTHORITY TO VOTE FOR ALL NOMINEES [ ]	FOR ALL EXCEPT THE NOMINEE WRITTEN BELOW ____________________________

2.
Proposal No. 2: If properly brought before the meeting, a stockholder proposal to require the Fund, if its shares trade at an average discount of more than 7.5% during any calendar quarter, to commence a self-tender offer within twenty days of the end of such quarter for 15% of its shares at 98% of net asset value.

FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

3.	To vote on adjournment of the meeting, if proposed, in the discretion of the proxy holder.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

4.	To vote and otherwise represent the undersigned on any other matter that may properly come before the Annual Meeting or any postponements or adjournments thereof.
FOR	AGAINST	ABSTAIN
[ ]	[ ]	[ ]

DATE:  ____________________________

____________________________________
(Signature)
____________________________________
(Signature, if held jointly)
____________________________________
(Title)

WHEN SHARES ARE HELD  JOINTLY, JOINT  OWNERS
SHOULD  EACH SIGN.  EXECUTORS, ADMINISTRATORS,
TRUSTEES, ETC. SHOULD INDICATE THE CAPACITY IN
WHICH SIGNING.  PLEASE SIGN EXACTLY AS NAME
APPEARS ON THIS PROXY.